UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 23, 2006

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Occam Networks, Inc. (“Occam”) held on June 21, 2005, the stockholders of Occam representing greater than a majority of all outstanding stock authorized Occam’s Board of Directors to effect a reverse split of its outstanding common stock at any time prior to the date of Occam’s 2006 annual meeting of stockholders based on any of the following ratios: one-for-ten; one-for-fifteen; one-for-twenty; one-for-twenty-five; one-for-thirty; one-for-thirty-five; and one-for-forty. On February 23, 2006, the Board of Directors of Occam approved a one-for-forty reverse split of Occam’s common stock.

Occam expects to file an Amendment to its Certificate of Incorporation in the form attached as Exhibit 3.1.5 hereto to give effect to the reverse split. The record date for the reverse split will be March 10, 2006 and the reverse split will be effective at 5:00 pm Eastern Time on the record date. Occam’s stock will begin trading on the NASD Electronic Bulletin Board (OTCBB) on a split-adjusted basis on Monday March 13, 2006.

No fractional shares of Occam’s common stock resulting from the reverse split will be issued and each stockholder will receive from Occam the cash value of such fractional shares in lieu of such fractional shares. The fair market value of the common stock will be determined by Occam’s Board of Directors and is expected to be calculated as the average of the high and low trading prices of the common stock on the OTC Bulletin Board during regular trading hours for the five trading days immediately preceding the record date of the reverse split.

Item 7.01	Regulation FD Disclosure

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 23, 2006, Occam issued a press release regarding the reverse split, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1.5	Form of Certificate of Amendment of Occam Networks’ Amended and Restated Certificate of Incorporation to be filed on or prior to March 10, 2006

99.1	Press Release, dated February 23, 2006, of Occam Networks regarding the forty-for-one reverse split of its outstanding common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Chris Farrell
Chris Farrell
Chief Financial Officer

Date: February 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1.5	Form of Certificate of Amendment of Occam Networks’ Amended and Restated Certificate of Incorporation to be filed on or prior to March 10, 2006

99.1	Press Release, dated February 23, 2006, of Occam Networks regarding the forty-for-one reverse split of its outstanding common stock